UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 13, 2018

REALTY INCOME CORPORATION

(Exact Name of Registrant as Specified in Charter)

MARYLAND                                             1-13374                                  33-0580106

(State or Other Jurisdiction of                                 (Commission File Number)                    (IRS Employer Identification No.)

Incorporation or Organization)

11995 El Camino Real, San Diego, California 92130

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (858) 284-5000

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

            On and effective March 13, 2018, the Board of Directors of Realty Income Corporation, a Maryland corporation (the “Company”), amended and restated the Company’s Bylaws.  The following is a summary of changes effected by adoption of the Amended and Restated Bylaws, which is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.1 hereto and incorporated by reference.  The Amended and Restated Bylaws are referred to herein as the amended Bylaws.

ARTICLE III.  MEETINGS OF STOCKHOLDERS.

Proxy Access.   The amended Bylaws implement proxy access by amending and restating Article III, Sections 12(a)(1) and 12(c)(1) of the Company’s Bylaws and adding a new Article III, Section 15 to the Company’s Bylaws.  The amended Bylaws will permit qualifying stockholders, or a qualifying group of no more than 20 stockholders, that have continuously owned at least three percent of the Company’s outstanding shares of common stock throughout at least a three-year period to nominate and to require the Company to include in its proxy materials director nominees constituting up to the greater of two director nominees or 20% of the number of directors up for election, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws and subject to the terms and conditions therein.  Proxy access candidates may be nominated pursuant to the Bylaws beginning with the 2019 annual meeting of stockholders.

ARTICLE XII.  AMENDMENT OF BYLAWS.

            Amendment of Bylaws.  The amended Bylaws permit the stockholders of the Company to amend the Company’s Bylaws by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock pursuant to a binding proposal submitted by any stockholder or group of up to five stockholders holding at least one percent of the outstanding shares of the Company’s common stock continuously for at least one year (the “Ownership Threshold”).  A stockholder proposal submitted under Article XII of the amended Bylaws (a) may not alter or repeal (i) Article X of the Bylaws, which provides for indemnification of directors and officers of the Company, or (ii) Article XII of the Bylaws, which addresses procedures for amendment of the Bylaws, in either case, without the approval of the Board of Directors, and (b) must be permitted by applicable law.  The Company believes the Ownership Threshold enables stockholders who hold a meaningful stake in the Company for more than a brief period of time to propose binding amendments to the Bylaws.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.  The following exhibit is filed herewith:

Exhibit 3.1      Amended and Restated Bylaws of Realty Income Corporation, as adopted on March 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Realty Income Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

By: /s/ Michael R. Pfeiffer

Executive Vice President,
General Counsel and Secretary

Date: March 14, 2018

EXHIBIT INDEX

EXHIBIT

NUMBER                   DESCRIPTION

3.1                               Amended and Restated Bylaws of Realty Income Corporation, as adopted on March 13, 2018.